UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

Hot Topic, Inc.

(Exact name of registrant as specified in its charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue City of Industry, California	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 18, 2008, we entered into Performance Share Award Cancellation Agreements with certain of our executive officers, pursuant to which such executive officers voluntarily elected to cancel certain stock award units previously granted to each such executive officer in exchange for a nominal payment by us of $1.00 in the aggregate. The maximum number of shares underlying the cancelled stock award units will become available for future issuance under our 2006 Equity Incentive Plan. The stock award units provided for the underlying shares to be earned based on fiscal 2009 operating income targets for the Company as a whole. These fiscal 2009 operating income targets were set based upon the Company’s fiscal 2007 operating plan and assumed a certain level of growth over the three year period. As the Company’s operating results for fiscal 2007 were below the fiscal 2007 operating plan, it is not expected that the minimum level for the fiscal 2009 operating income targets for the Company will be attained.

The Performance Share Award Cancellation Agreements indicated that other than such nominal payment, the applicable executive officers had not received, and would not receive, any additional consideration in exchange for the cancellation of such stock award units. Accordingly, while each such executive officer will be eligible to receive future equity grants in connection with our regular grant practices, no such executive officer will receive any future equity award in exchange for the cancellation of such stock award units.

The executive officers that entered into Performance Share Award Cancellation Agreements, and the maximum number of shares underlying the stock award units cancelled pursuant to such agreements, are as follows:

Name	Title	Maximum Shares Subject to Stock Award
Elizabeth McLaughlin	Chief Executive Officer	260,000
Gerald Cook	Chief Operating Officer	66,000
James McGinty	Chief Financial Officer	64,000

A copy of the form of Performance Share Award Cancellation Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Form of Performance Share Award Cancellation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

By:	/s/ James McGinty
James McGinty Chief Financial Officer

Date: December 18, 2008

EXHIBIT INDEX

Number	Description
10.1	Form of Performance Share Award Cancellation Agreement